Delinquent Section 16(a) Report.  Based solely upon a review of the copies of the forms received by Eaton Vance Enhanced Equity Income Fund II, Eaton Vance Risk-Managed Diversified Equity Income Fund, Eaton Vance Tax-Managed Buy-Write Income Fund, Eaton Vance Tax-Managed Buy-Write Opportunities Fund, Eaton Vance Tax-Managed Buy-Write Strategy Fund and Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund] (the “Fund”), all of the trustees and officers of the Fund, Eaton Vance Management and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have complied with the filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Fund for the most recent fiscal year end, except that Jill Damon, the Secretary of the Fund, submitted a Form 3 filing after its due date as a result of an administrative delay with the Securities and Exchange Commission.  No transactions were reported on this form.